Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2009

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Purchase Accounting (1)	Restructuring Costs (2)	Merger-Related Costs (3)	Certain Other Items (4)	Adjustment Subtotal		Non-GAAP

Sales	$10,093					$—		$10,093

Materials and production	4,901	2,286	19			2,305		2,596

Marketing and administrative	3,455			265		265		3,190

Research and development	1,971		(13)			(13)		1,984

Restructuring costs	1,490		1,490			1,490		—

Equity income from affiliates	(374)					—		(374)

Other (income) expense, net	(7,813)			23	(7,930)	(7,907)		94

Income Before Taxes	6,463	(2,286)	(1,496)	(288)	7,930	3,860		2,603

Taxes on Income	(60)					(458	) (5)	398

Net Income	6,523					4,318		2,205

Less: Net Income Attributable to Noncontrolling Interests	29					—		29

Net Income Attributable to Merck & Co., Inc.	$6,494					$4,318		$2,176

Earnings per Common Share Assuming Dilution	$2.35							$0.79 (6)

Average Shares Outstanding Assuming Dilution	2,753							2,753

Tax Rate	-0.9%							15.3%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger.
(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested.
(3)	Merger-related costs include transaction and integration costs associated with the merger.
(4)	Included in other (income) expense, net is a $7.5 billion gain related to the Merck/Schering-Plough partnership recognized in connection with the merger. Also included in other (income) expense, net is $400 million of additional gain on the divesture of Merck’s interest in Merial Limited which had been deferred.
(5)	Represents the estimated tax impact on the reconciling items.
(6)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,166 million for the fourth quarter of 2009.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2009

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Purchase Accounting (1)	Restructuring Costs (2)	Merger-Related Costs (3)	Certain Other Items (4)	Adjustment Subtotal		Non-GAAP

Sales	$27,428					$—		$27,428

Materials and production	9,019	2,286	115			2,401		6,618

Marketing and administrative	8,543			371		371		8,172

Research and development	5,845		232			232		5,613

Restructuring costs	1,634		1,634			1,634		—

Equity income from affiliates	(2,235)					—		(2,235)

Other (income) expense, net	(10,668)			173	(10,692)	(10,519)		(149)

Income Before Taxes	15,290	(2,286)	(1,981)	(544)	10,692	5,881		9,409

Taxes on Income	2,268					390	(5)	1,878

Net Income	13,022					5,491		7,531

Less: Net Income Attributable to Noncontrolling Interests	123					—		123

Net Income Attributable to Merck & Co., Inc.	$12,899					$5,491		$7,408

Earnings per Common Share Assuming Dilution	$5.65							$3.25 (6)

Average Shares Outstanding Assuming Dilution	2,273							2,273

Tax Rate	14.8%							20.0%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger.
(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested.
(3)	Merger-related costs include transaction and integration costs associated with the merger.
(4)	Included in other (income) expense, net is a $7.5 billion gain related to the Merck/Schering-Plough partnership recognized in connection with the merger. Also included in other (income) expense, net is a $3.2 billion gain on the divesture of Merck’s interest in Merial Limited.
(5)	Represents the estimated tax impact on the reconciling items.
(6)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $7,382 million for 2009.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2010

(AMOUNTS IN MILLIONS)

Table 3b

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect a full quarter of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	Global			U.S.			International
	4Q10	Supp. Comb. Non-GAAP 4Q09	% Change	4Q10	Supp. Comb. Non-GAAP 4Q09	% Change	4Q10	Supp. Comb. Non-GAAP 4Q09	% Change

TOTAL SALES (1)	$12,094	$12,216	-1	$5,224	$5,535	-6	$6,870	$6,681	3

HUMAN HEALTH (2)	10,581	10,805	-2	4,400	4,740	-7	6,182	6,064	2

Bone, Resp., Imm., & Dermatology
Singulair	1,349	1,260	7	838	810	3	511	450	14
Remicade	710	635	12				710	635	12
Nasonex	303	286	6	146	157	-7	157	129	22
Fosamax	234	285	-18	25	39	-36	209	246	-15
Clarinex	146	155	-6	47	55	-14	99	100	-1
Arcoxia	115	98	17				115	98	17
Proventil	55	56	-2	53	54	-2	2	2	14
Asmanex	53	58	-8	47	55	-15	6	2	*

Cardiovascular
Zetia	629	614	2	329	343	-4	299	271	10
Vytorin	562	577	-3	296	319	-7	266	258	3
Integrilin	63	72	-12	58	67	-14	5	5	9

Diabetes & Obesity
Januvia	675	558	21	425	390	9	250	168	49
Janumet	288	202	42	164	136	21	123	66	86

Infectious Disease
Isentress	313	234	34	164	113	45	149	121	23
PegIntron	198	216	-8	35	23	54	163	193	-16
Cancidas	174	175	—	17	19	-8	157	156	1
Primaxin	158	196	-19	29	41	-31	130	155	-16
Invanz	113	88	29	50	43	18	63	45	40
Avelox	92	118	-22	86	115	-25	6	4	79
Rebetol	54	57	-4				54	57	-4
Crixivan / Stocrin	58	52	11	2	2	-20	56	50	13

Diversified Brands
Cozaar / Hyzaar	415	955	-57	9	363	-98	406	592	-31
Zocor	121	139	-13	12	10	18	109	129	-15
Propecia	124	123	1	39	38	3	85	84	1
Claritin Rx	122	109	11				122	109	11
Vasotec / Vaseretic	64	85	-25				64	85	-25
Remeron	62	60	5	1	3	-55	61	57	7
Proscar	44	72	-39	1	2	-27	43	71	-39

Neurosciences & Ophthalmology
Maxalt	149	156	-5	106	107	-1	43	49	-12
Cosopt / Trusopt	131	134	-2	5	7	-24	126	127	-1
Subutex / Suboxone	1	56	-98				1	56	-98

Oncology
Temodar	266	292	-9	109	103	7	157	189	-17
Emend	110	89	23	65	56	16	45	34	34
Caelyx	75	70	7				75	70	7
Intron A	54	54	-1	28	29	-4	26	25	2

Vaccines
ProQuad, M-M-R II and Varivax	285	333	-14	272	310	-12	13	22	-43
Gardasil	221	277	-20	157	218	-28	64	59	8
RotaTeq	169	135	25	149	123	21	21	12	69
Pneumovax	156	128	22	115	74	56	40	54	-26
Zostavax	107	76	41	107	76	41

Women’s Health & Endocrine
NuvaRing	145	135	7	86	80	8	58	55	5
Follistim AQ	138	149	-7	40	45	-10	98	105	-6
Implanon	71	53	34	24	18	36	47	36	33
Cerazette	49	53	-8				49	53	-8

Other Human Health (3)	1,160	1,079	8	263	297	-12	898	780	15

ANIMAL HEALTH	815	759	7	169	161	5	646	598	8

CONSUMER CARE (2)	251	232	8	232	214	9	18	19	-2
Claritin OTC	67	63	6	65	62	5	2	1	*

Other Revenues (4)	447	420	6	423	420	1	24		*
Astra	302	332	-9	302	332	-9

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other Vaccines sales included in Other Human Health were $75 million and $50 million on a global basis for fourth quarter 2010 and 2009, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full quarter of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

*	100% or over

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2010

(AMOUNTS IN MILLIONS)

Table 3c

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect a full year of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	Global			U.S.			International
	Full Year 2010	Supp. Comb. Non-GAAP Full Year 2009	% Change	Full Year 2010	Supp. Comb. Non-GAAP Full Year 2009	% Change	Full Year 2010	Supp. Comb. Non-GAAP Full Year 2009	% Change

TOTAL SALES (1)	$45,987	$45,964	—	$20,226	$21,269	-5	$25,761	$24,695	4

HUMAN HEALTH (2)	39,811	40,098	-1	16,811	17,766	-5	23,000	22,332	3

Bone, Resp., Imm., & Dermatology
Singulair	4,987	4,660	7	3,219	3,044	6	1,768	1,615	9
Remicade	2,714	2,327	17				2,714	2,327	17
Nasonex	1,220	1,179	3	639	648	-1	581	530	9
Fosamax	926	1,100	-16	93	161	-42	832	939	-11
Clarinex	659	719	-8	203	249	-19	457	470	-3
Arcoxia	398	358	11				398	358	11
Proventil	210	225	-7	202	220	-8	8	5	58
Asmanex	208	214	-3	195	204	-4	13	10	25

Cardiovascular
Zetia	2,297	2,244	2	1,227	1,296	-5	1,070	948	13
Vytorin	2,014	2,112	-5	1,077	1,219	-12	938	893	5
Integrilin	266	295	-10	245	275	-11	20	19	5

Diabetes & Obesity
Januvia	2,385	1,922	24	1,563	1,404	11	822	518	59
Janumet	954	658	45	576	472	22	378	187	*

Infectious Disease
Isentress	1,090	752	45	554	370	50	536	382	40
PegIntron	737	844	-13	98	110	-11	639	735	-13
Cancidas	611	617	-1	61	73	-16	550	543	1
Primaxin	610	689	-11	123	136	-10	487	553	-12
Invanz	362	293	24	180	152	19	182	141	29
Avelox	316	368	-14	296	353	-16	20	15	36
Rebetol	221	254	-13	1	1	3	220	253	-13
Crixivan / Stocrin	206	206	—	8	10	-24	198	196	1

Diversified Brands
Cozaar / Hyzaar	2,104	3,561	-41	400	1,321	-70	1,705	2,240	-24
Zocor	468	558	-16	42	45	-8	426	513	-17
Propecia	447	440	1	148	148	—	298	293	2
Claritin Rx	420	433	-3				420	433	-3
Vasotec / Vaseretic	255	311	-18				255	311	-18
Remeron	223	234	-5	7	10	-31	216	224	-4
Proscar	216	291	-26	6	6	1	210	285	-26

Neurosciences & Ophthalmology
Maxalt	550	575	-4	378	398	-5	173	176	-2
Cosopt / Trusopt	484	503	-4	20	39	-50	464	464
Subutex / Suboxone	111	211	-47				111	211	-47

Oncology
Temodar	1,065	1,073	-1	403	387	4	662	686	-3
Emend	378	317	19	230	202	14	147	115	28
Caelyx	284	265	7				284	265	7
Intron A	209	231	-9	114	121	-6	95	110	-13

Vaccines
ProQuad, M-M-R II and Varivax	1,378	1,369	1	1,305	1,288	1	73	81	-9
Gardasil	988	1,118	-12	722	802	-10	266	317	-16
RotaTeq	519	522	-1	439	468	-6	81	54	49
Pneumovax	376	346	9	296	245	21	80	101	-21
Zostavax	243	277	-12	243	277	-12

Women’s Health & Endocrine
NuvaRing	559	511	9	342	313	9	217	198	10
Follistim AQ	528	546	-3	167	179	-6	361	368	-2
Implanon	236	179	32	86	63	38	150	116	29
Cerazette	209	187	11				209	187	11

Other Human Health (3)	4,170	4,005	4	903	1,057	-15	3,266	2,947	11

ANIMAL HEALTH	2,941	2,716	8	616	599	3	2,326	2,117	10

CONSUMER CARE (2)	1,342	1,281	5	1,213	1,175	3	128	105	22
Claritin OTC	401	406	-1	379	390	-3	23	16	45

Other Revenues (4)	1,893	1,870	1	1,586	1,729	-8	307	141	*
Astra	1,252	1,414	-11	1,252	1,414	-11

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other Vaccines sales included in Other Human Health were $282 million and $188 million on a global basis for full year 2010 and 2009, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

*	100% or over

MERCK & CO., INC.

HUMAN HEALTH GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3d

	1Q10	2Q10	3Q10	4Q10	Full Year

TOTAL HUMAN HEALTH	$9,793	$9,776	$9,660	$10,581	$39,811

United States	4,090	4,041	4,281	4,400	16,811
% Human Health Sales	41.8%	41.3%	44.3%	41.6%	42.2%

Europe (1)	2,831	2,660	2,360	2,690	10,541
% Human Health Sales	28.9%	27.2%	24.4%	25.4%	26.5%

Japan	811	902	855	1,077	3,645
% Human Health Sales	8.3%	9.2%	8.9%	10.2%	9.2%

Latin America	694	728	742	819	2,983
% Human Health Sales	7.1%	7.4%	7.7%	7.7%	7.5%

Asia Pacific	587	659	659	755	2,659
% Human Health Sales	6.0%	6.7%	6.8%	7.1%	6.7%

Eastern Europe/Middle East Africa	404	422	371	410	1,607
% Human Health Sales	4.1%	4.3%	3.8%	3.9%	4.0%

Canada	337	328	374	364	1,403
% Human Health Sales	3.4%	3.4%	3.9%	3.4%	3.5%

Other	39	37	17	67	161
% Human Health Sales	0.4%	0.4%	0.2%	0.6%	0.4%

(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

Full Year 2010

(AMOUNTS IN MILLIONS)

Table 3e

	2010 - GAAP
	1Q	2Q	3Q	4Q	Full Year

TOTAL SALES (1)	$11,422	$11,346	$11,125	$12,094	$45,987

HUMAN HEALTH (2)	9,793	9,776	9,660	10,581	39,811

Bone, Resp., Imm., & Dermatology
Singulair	1,165	1,258	1,215	1,349	4,987
Remicade	674	669	661	710	2,714
Nasonex	320	338	259	303	1,220
Fosamax	230	241	220	234	926
Clarinex	174	202	137	146	659
Arcoxia	95	95	94	115	398
Proventil	57	55	43	55	210
Asmanex	51	56	48	53	208

Cardiovascular
Zetia	534	564	571	629	2,297
Vytorin	477	490	485	562	2,014
Integrilin	70	70	63	63	266

Diabetes & Obesity
Januvia	511	600	600	675	2,385
Janumet	201	218	247	288	954

Infectious Disease
Isentress	232	267	278	313	1,090
PegIntron	186	185	168	198	737
Cancidas	153	150	135	174	611
Primaxin	159	158	135	158	610
Invanz	75	83	91	113	362
Avelox	106	59	59	92	316
Rebetol	56	55	55	54	221
Crixivan / Stocrin	52	48	49	58	206

Diversified Brands
Cozaar / Hyzaar	782	485	423	415	2,104
Zocor	116	117	114	121	468
Propecia	100	113	109	124	447
Claritin Rx	124	93	81	122	420
Vasotec / Vaseretic	59	63	69	64	255
Remeron	51	59	50	62	223
Proscar	58	56	58	44	216

Neurosciences & Ophthalmology
Maxalt	135	133	133	149	550
Cosopt / Trusopt	115	123	114	131	484
Subutex / Suboxone	52	51	7	1	111

Oncology
Temodar	274	271	254	266	1,065
Emend	84	93	91	110	378
Caelyx	74	66	70	75	284
Intron A	54	51	50	54	209

Vaccines
ProQuad, M-M-R II and Varivax	319	340	434	285	1,378
Gardasil	233	219	316	221	988
RotaTeq	93	139	119	169	519
Pneumovax	51	59	110	156	376
Zostavax	95	18	23	107	243

Women’s Health & Endocrine
NuvaRing	135	145	134	145	559
Follistim AQ	134	137	119	138	528
Implanon	51	51	64	71	236
Cerazette	55	49	56	49	209

Other Human Health (3)	974	986	1,049	1,160	4,170

ANIMAL HEALTH	709	731	687	815	2,941

CONSUMER CARE (2)	379	422	291	251	1,342
Claritin OTC	110	132	92	67	401

Other Revenues (4)	542	417	487	447	1,893
Astra	364	241	345	302	1,252

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products not individually shown above. Other Vaccines sales included in Other Human Health were $55 million, $57 million, $94 million and $75 million for the first, second, third and fourth quarters of 2010, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - SUPPLEMENTAL COMBINED NON-GAAP

FULL YEAR 2009

(AMOUNTS IN MILLIONS)

Table 3f

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect full quarters and a full year of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	2009 - Supplemental Combined Non-GAAP
	1Q	2Q	3Q	4Q	Full Year

TOTAL SALES (1)	$10,683	$11,534	$11,531	$12,216	$45,964

HUMAN HEALTH (2)	9,235	9,956	10,101	10,805	40,098

Bone, Resp., Imm., & Dermatology
Singulair	1,057	1,257	1,085	1,260	4,660
Remicade	518	565	608	635	2,327
Nasonex	306	321	266	286	1,179
Fosamax	261	277	276	285	1,100
Clarinex	174	226	164	155	719
Arcoxia	81	88	90	98	358
Proventil	54	56	59	56	225
Asmanex	49	54	53	58	214

Cardiovascular
Zetia	510	556	563	614	2,244
Vytorin	477	532	525	577	2,112
Integrilin	76	73	74	72	295

Diabetes & Obesity
Januvia	411	462	491	558	1,922
Janumet	128	155	173	202	658

Infectious Disease
PegIntron	216	215	198	216	844
Isentress	148	172	197	234	752
Primaxin	165	160	168	196	689
Cancidas	139	149	155	175	617
Avelox	109	71	70	118	368
Invanz	62	71	73	88	293
Rebetol	66	67	64	57	254
Crixivan / Stocrin	49	56	49	52	206

Diversified Brands
Cozaar / Hyzaar	839	906	861	955	3,561
Zocor	137	141	141	139	558
Propecia	103	106	109	123	440
Claritin Rx	132	96	95	109	433
Vasotec / Vaseretic	77	76	73	85	311
Proscar	72	79	67	72	291
Remeron	50	50	74	60	234

Neurosciences & Ophthalmology
Maxalt	133	141	144	156	575
Cosopt / Trusopt	121	125	123	134	503
Subutex / Suboxone	50	52	53	56	211

Oncology
Temodar	247	256	278	292	1,073
Emend	69	77	82	89	317
Caelyx	61	68	67	70	265
Intron A	54	67	56	54	231

Vaccines
ProQuad, M-M-R II and Varivax	252	322	462	333	1,369
Gardasil	262	268	311	277	1,118
RotaTeq	134	126	127	135	522
Pneumovax	41	47	130	128	346
Zostavax	75	42	84	76	277

Women’s Health & Endocrine
Follistim AQ	131	145	122	149	546
NuvaRing	115	129	131	135	511
Cerazette	39	46	49	53	187
Implanon	37	43	45	53	179

Other Human Health (3)	945	965	1,016	1,079	4,005

ANIMAL HEALTH	621	672	664	759	2,716

CONSUMER CARE (2)	384	381	283	232	1,281
Claritin OTC	149	108	85	63	406

Other Revenues (4)	443	524	483	420	1,870
Astra	356	386	340	332	1,414

(1)	Only select products are shown.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)	Includes Human Health products not individually shown above. Other Vaccines sales included in Other Human Health were $50M in 1Q09, $34M in 2Q09, $54M in 3Q09, and $50M in 4Q09, respectively.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

FOURTH QUARTER 2010

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	4Q10	4Q09	FY 2010	FY 2009
ASTRAZENECA LP	$190	$192	$546	$674
MERCK / SCHERING-PLOUGH (1)	—	151	—	1,195
Other (2)	(19)	31	41	366

TOTAL	$171	$374	$587	$2,235

(1)	Upon completion of the merger with Schering-Plough, the Merck/Schering-Plough partnership became wholly-owned by the company.
(2)	Primarily reflects results for Merial Limited (which was disposed of on September 17, 2009), Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	4Q10	4Q09	FY 2010	FY 2009
GARDASIL	$106	$132	$350	$549
FLU VACCINES	62	82	220	249
OTHER VIRAL VACCINES	27	33	93	112
ROTATEQ	9	13	42	42
HEPATITIS VACCINES	7	9	25	44
Other Vaccines	135	167	487	593

TOTAL SANOFI PASTEUR MSD SALES	$346	$436	$1,217	$1,589

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	4Q10	4Q09	FY 2010	FY 2009
INTEREST INCOME	$(27)	$(11)	$(83)	$(210)
INTEREST EXPENSE	177	169	715	460
EXCHANGE LOSSES (GAINS)	130	(9)	214	(12)
Other, net (1)	29	(7,962)	458	(10,906)

TOTAL	$309	$(7,813)	$1,304	$(10,668)

(1)

Other, net for the full year of 2010 primarily reflects a $950 million legal reserve and a $443 million gain recognized upon AstraZeneca’s exercise of the asset option. Other, net for the fourth quarter and full year of 2009 primarily reflects a $7.5 billion gain associated with the Merck/Schering-Plough partnership. In addition, the full year of 2009 also reflects a $3.2 billion gain on the sale of Merck’s interest in Merial Limited.